Exhibit 99.2

Reported Consolidated Results

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$1,703,130	$1,141,263
Short-term investments	2,218,108	1,280,989
Accounts receivable, net	69,940	67,005
Mortgage loans held for sale	330,758	36,507
Inventory	491,293	836,627
Prepaid expenses and other current assets	75,846	58,117
Restricted cash	75,805	89,646
Total current assets	4,964,880	3,510,154
Contract cost assets	50,719	45,209
Property and equipment, net	196,152	170,489
Right of use assets	187,960	212,153
Goodwill	1,984,907	1,984,907
Intangible assets, net	94,767	190,567
Other assets	7,175	18,494
Total assets	$7,486,560	$6,131,973
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$18,974	$8,343
Accrued expenses and other current liabilities	94,487	85,442
Accrued compensation and benefits	47,666	37,805
Borrowings under credit facilities	670,209	721,951
Deferred revenue	48,995	39,747
Lease liabilities, current portion	28,310	17,592
Convertible senior notes, current portion	—	9,637
Total current liabilities	908,641	920,517
Lease liabilities, net of current portion	207,723	220,445
Convertible senior notes, net of current portion	1,613,523	1,543,402
Deferred tax liabilities and other long-term liabilities	14,857	12,188
Total liabilities	2,744,744	2,696,552
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	17	14
Additional paid-in capital	5,880,883	4,412,200
Accumulated other comprehensive income	164	340
Accumulated deficit	(1,139,255)	(977,140)
Total shareholders’ equity	4,741,816	3,435,421
Total liabilities and shareholders’ equity	$7,486,560	$6,131,973

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Homes	$304,145	$603,228	$1,715,375	$1,365,250
IMT	423,838	319,665	1,450,232	1,276,896
Mortgages	60,969	21,054	174,210	100,691
Total revenue	788,952	943,947	3,339,817	2,742,837
Cost of revenue (exclusive of amortization) (1)(2):
Homes	277,249	581,398	1,621,040	1,315,345
IMT	27,938	23,894	104,091	98,522
Mortgages	12,241	4,325	31,264	18,154
Total cost of revenue	317,428	609,617	1,756,395	1,432,021
Sales and marketing (2)	161,744	183,761	672,816	714,128
Technology and development (2)	126,997	125,273	518,072	477,347
General and administrative (2)	93,431	99,070	357,122	366,176
Impairment costs	—	—	76,800	—
Integration costs	—	—	—	650
Total costs and expenses	699,600	1,017,721	3,381,205	2,990,322
Income (loss) from operations	89,352	(73,774)	(41,388)	(247,485)
Gain (loss) on extinguishment of 2021 Notes	(4,943)	—	1,448	—
Other income	2,803	12,033	25,529	39,658
Interest expense	(40,575)	(39,927)	(155,227)	(101,792)
Income (loss) before income taxes	46,637	(101,668)	(169,638)	(309,619)
Income tax benefit (expense)	(601)	458	7,523	4,258
Net income (loss)	$46,036	$(101,210)	$(162,115)	$(305,361)
Net income (loss) per share:
Basic	$0.20	$(0.49)	$(0.72)	$(1.48)
Diluted	$0.18	$(0.49)	$(0.72)	$(1.48)
Weighted-average shares outstanding:
Basic	235,341	208,204	223,848	206,380
Diluted	251,499	208,204	223,848	206,380
_________________ (1) Amortization of website development costs and intangible assets included in technology and development	$19,977	$17,046	$75,263	$61,937
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,832	$1,099	$5,741	$3,978
Sales and marketing	8,370	6,087	33,110	25,126
Technology and development	21,444	17,980	81,820	69,921
General and administrative	20,799	21,852	76,879	99,877
Total	$52,445	$47,018	$197,550	$198,902
Other Financial Data:
Segment income (loss) before income taxes:
Homes segment	$(66,621)	$(107,923)	$(320,254)	$(312,120)
IMT segment	145,369	36,221	262,984	80,060
Mortgages segment	7,305	(12,654)	4,514	(44,962)
Total segment income (loss) before income taxes	$86,053	$(84,356)	$(52,756)	$(277,022)
Adjusted EBITDA (3):
Homes segment	$(46,890)	$(82,525)	$(241,969)	$(241,326)
IMT segment	203,093	87,659	556,137	303,863
Mortgages segment	13,648	(8,311)	28,825	(23,653)
Total Adjusted EBITDA	$169,851	$(3,177)	$342,993	$38,884
(3) Adjusted EBITDA is a non-GAAP financial measure; it is not calculated or presented in accordance with U.S. generally accepted accounting principles, or GAAP. See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net income (loss) on a consolidated basis and income (loss) before income taxes for each segment, the most directly comparable GAAP financial measures, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2020	2019
Operating activities
Net loss	$(162,115)	$(305,361)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	110,031	87,467
Share-based compensation expense	197,550	198,902
Amortization of right of use assets	24,338	23,142
Amortization of contract cost assets	36,494	35,323
Amortization of discount and issuance costs on 2021 Notes, 2023 Notes, 2024 Notes, 2025 Notes, and 2026 Notes	102,401	52,097
Gain on extinguishment of 2021 Notes	(1,448)	—
Impairment costs	76,800	—
Deferred income taxes	(7,523)	(4,258)
Loss (gain) on disposal of property and equipment and other assets	(402)	7,231
Credit loss expense	2,650	2,772
Net loss (gain) on investment securities	372	(57)
Amortization (accretion) of bond premium (discount)	2,141	(6,344)
Changes in operating assets and liabilities:
Accounts receivable	(5,585)	(3,694)
Mortgage loans held for sale	(294,251)	(1,098)
Inventory	345,277	(673,798)
Prepaid expenses and other assets	(15,957)	(978)
Contract cost assets	(42,004)	(34,713)
Lease liabilities	(2,149)	(18,940)
Accounts payable	12,972	(496)
Accrued expenses and other current liabilities	15,321	19,573
Accrued compensation and benefits	9,861	6,417
Deferred revenue	9,248	5,667
Other long-term liabilities	10,175	(1,028)
Net cash provided by (used in) operating activities	424,197	(612,174)
Investing activities
Proceeds from maturities of investments	2,230,705	1,126,058
Proceeds from sales of investments	116,394	—
Purchases of investments	(3,287,071)	(1,495,477)
Purchases of property and equipment	(84,940)	(67,044)
Purchases of intangible assets	(23,577)	(19,591)
Proceeds from sale of equity investment	10,000	—
Net cash used in investing activities	(1,038,489)	(456,054)
Financing activities
Proceeds from issuance of convertible notes, net of issuance costs	553,282	1,157,675
Premiums paid for capped call confirmations	—	(159,677)
Proceeds from issuance of Class C capital stock, net of issuance costs	411,522	—
Extinguishment of 2021 Notes	(194,768)	—
Proceeds from borrowings on credit facilities	348,684	688,489
Repayments of borrowings on credit facilities	(679,042)	(113,665)
Net borrowings (repayments) on warehouse lines of credit and repurchase agreements	278,616	(2,590)
Proceeds from exercise of stock options	444,028	65,465
Value of equity awards withheld for tax liability	(4)	(3)
Net cash provided by financing activities	1,162,318	1,635,694
Net increase in cash, cash equivalents and restricted cash during period	548,026	567,466
Cash, cash equivalents and restricted cash at beginning of period	1,230,909	663,443
Cash, cash equivalents and restricted cash at end of period	$1,778,935	$1,230,909
Supplemental disclosures of cash flow information
Cash paid for interest	$50,755	$42,156
Noncash transactions:
Capitalized share-based compensation	$16,557	$11,947
Write-off of fully depreciated property and equipment	$115,086	$36,159
Write-off of fully amortized intangible assets	$62,622	$9,999
Property and equipment purchased on account	$335	$8,775

Non-GAAP Net Income (Loss) per Share
Our presentation of non-GAAP net income (loss) per share excludes the impact of share-based compensation expense, impairment costs, the gain (loss) on extinguishment of the 2021 Notes and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income (loss) per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, impairment costs, the gain (loss) on extinguishment of the 2021 Notes and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income (loss) per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of non-GAAP net income (loss), adjusted, to net income (loss), as reported on a GAAP basis, and the calculation of non-GAAP net income (loss) per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net income (loss), as reported	$46,036	$(101,210)	$(162,115)	$(305,361)
Share-based compensation expense	52,445	47,018	197,550	198,902
Impairment costs	—	—	76,800	—
Loss (gain) on extinguishment of 2021 Notes	4,943	—	(1,448)	—
Income tax expense (benefit)	601	(458)	(7,523)	(4,258)
Net income (loss), adjusted	$104,025	$(54,650)	$103,264	$(110,717)
Non-GAAP net income (loss) per share:
Basic	$0.44	$(0.26)	$0.46	$(0.54)
Diluted	$0.41	$(0.26)	$0.44	$(0.54)
Weighted-average shares outstanding:
Basic	235,341	208,204	223,848	206,380
Diluted	251,499	208,204	235,499	206,380
Diluted non-GAAP net income (loss) per share - for the periods presented is calculated using diluted weighted-average shares outstanding, which includes potential shares of Class A common stock and Class C capital stock for the periods in which their effect would have been dilutive. The potential shares of Class A common stock and Class C capital stock were excluded from the calculation of non-GAAP net income (loss) per share for certain periods presented if their effect would have been antidilutive. The following table reconciles the denominators used in the basic and diluted non-GAAP net income (loss) per share calculations (in thousands, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Denominator for basic calculation	235,341	208,204	223,848	206,380
Effect of dilutive securities:
Option awards	11,203	—	8,648	—
Unvested restricted stock units	4,723	—	3,003	—
Class A common stock issuable upon conversion of the convertible notes due in 2020	232	—	—	—
Denominator for dilutive calculation	251,499	208,204	235,499	206,380

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended December 31, 2020			Three Months Ended December 31, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$304,145	$423,838	$60,969	$603,228	$319,665	$21,054
Costs and expenses:
Cost of revenue	277,249	27,938	12,241	581,398	23,894	4,325
Sales and marketing	38,649	103,284	19,811	64,177	108,301	11,283
Technology and development	30,156	88,330	8,511	27,864	88,883	8,526
General and administrative	21,414	58,917	13,100	27,068	62,366	9,636
Total costs and expenses	367,468	278,469	53,663	700,507	283,444	33,770
Income (loss) from operations	(63,323)	145,369	7,306	(97,279)	36,221	(12,716)
Segment other income	—	—	1,146	—	—	350
Segment interest expense	(3,298)	—	(1,147)	(10,644)	—	(288)
Income (loss) before income taxes (1)	$(66,621)	$145,369	$7,305	$(107,923)	$36,221	$(12,654)

	Year Ended December 31, 2020			Year Ended December 31, 2019
	Homes	IMT	Mortgages	Homes	IMT	Mortgages
Revenue	$1,715,375	$1,450,232	$174,210	$1,365,250	$1,276,896	$100,691
Costs and expenses:
Cost of revenue	1,621,040	104,091	31,264	1,315,345	98,522	18,154
Sales and marketing	190,829	422,385	59,602	171,634	488,909	53,585
Technology and development	119,885	367,070	31,117	78,994	365,769	32,584
General and administrative	87,071	225,102	44,949	81,407	243,636	41,133
Impairment costs	—	73,900	2,900	—	—	—
Integration costs	—	—	—	—	—	650
Total costs and expenses	2,018,825	1,192,548	169,832	1,647,380	1,196,836	146,106
Income (loss) from operations	(303,450)	257,684	4,378	(282,130)	80,060	(45,415)
Segment other income	—	5,300	2,369	—	—	1,409
Segment interest expense	(16,804)	—	(2,233)	(29,990)	—	(956)
Income (loss) before income taxes (1)	$(320,254)	$262,984	$4,514	$(312,120)	$80,060	$(44,962)
(1) The following table presents the reconciliation of total segment income (loss) before income taxes to consolidated income (loss) before income taxes for the periods presented (in thousands, unaudited):

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Total segment income (loss) before income taxes	$86,053	$(84,356)	$(52,756)	$(277,022)
Corporate interest expense	(36,130)	(28,995)	(136,190)	(70,846)
Corporate other income	1,657	11,683	17,860	38,249
Gain (loss) on extinguishment of 2021 Notes	(4,943)	—	1,448	—
Consolidated income (loss) before income taxes	$46,637	$(101,668)	$(169,638)	$(309,619)

Certain corporate items are not directly attributable to any of our segments, including the gain (loss) on extinguishment of the 2021 Notes, interest income earned on our short-term investments included in other income and interest costs on our convertible senior notes included in interest expense.

Key Metrics
The following table sets forth our key metrics for each of the periods presented (in millions, except for number of homes sold):

	Three Months Ended December 31,		2019 to 2020 % Change
	2020	2019

Visits (1)	2,232.3	1,759.5	27%
Average Monthly Unique Users (2)	200.7	172.6	16%
Number of Homes Sold	923	1,902	(51)%
(1)Visits includes visits to the Zillow, Trulia and StreetEasy mobile apps and websites. We measure Zillow and StreetEasy visits with Google Analytics and Trulia visits with Adobe Analytics.
(2)Zillow, StreetEasy and HotPads measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

Non-GAAP Average Return on Homes Sold After Interest Expense

To provide investors with additional information regarding our Zillow Offers financial results, this Exhibit includes a calculation of Average Return on Homes Sold After Interest Expense, which is a non-GAAP financial measure. We have provided a reconciliation of Average Return on Homes Sold After Interest Expense to the most directly comparable GAAP financial measure, which is average gross profit per home for the Zillow Offers business.
We believe that Average Return on Homes Sold After Interest Expense is a useful financial measure to investors as it is one of the primary measures used by management in making investment decisions, measuring unit level economics and evaluating operating performance for the Zillow Offers business. The measure is intended to convey the unit level economics of homes sold during the period by presenting the average revenue and associated expenses directly attributed to the homes sold. We believe this average per unit measure facilitates meaningful period over period comparisons notwithstanding variability in the number of homes sold during a period and indicates ability to generate average returns on assets sold after considering home purchase costs, renovation costs, holding costs and selling costs.

We calculate the Average Return on Homes Sold After Interest Expense as revenue associated with homes sold during the period less direct costs attributable to those homes divided by the number of homes sold during the period. Specifically, direct costs include, with respect to each home sold during the period (1) home acquisition and renovation costs, which in turn include certain labor costs directly associated with these activities; (2) holding and selling costs; and (3) interest costs incurred.

Included in direct holding and interest expense amounts for the periods presented are holding and interest costs recorded as period expenses in prior periods associated with homes sold in the presented period, which are not calculated in accordance with, or as an alternative for, GAAP and should not be considered in isolation or as a substitute for results reported under GAAP. Excluded from certain of these direct cost amounts are costs recorded in the presented period related to homes that remain in inventory at the end of the period, as shown in the tables below. We make these period adjustments because we believe presenting Average Return on Homes Sold After Interest Expense in this manner provides a focused view on a subset of our assets - homes sold during the period - and reflecting costs associated with those homes sold from the time we acquire to the time we sell the home, which may be useful to investors.

Average Return on Homes Sold After Interest Expense is intended to illustrate the performance of homes sold during the period and is not intended to be a segment or company performance metric. Average Return on Homes Sold After Interest Expense is a supplemental measure of operating performance for a subset of assets and has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Average Return on Homes Sold After Interest Expense does not reflect capital expenditure requirements for such replacements or for new capital expenditure requirements;
•Average Return on Homes Sold After Interest Expense does not consider the potentially dilutive impact of share-based compensation;
•Average Return on Homes Sold After Interest Expense does not include period costs that were not eligible for inventory capitalization associated with homes held in inventory at the end of the period;

•Average Return on Homes Sold After Interest Expense does not reflect indirect expenses included in cost of revenue, sales and marketing, technology and development, or general and administrative expenses, some of which are recurring cash expenditures necessary to operate the business; and
•Average Return on Homes Sold After Interest Expense does not reflect income taxes.

On a GAAP basis, Zillow Offers average gross profit per home was $29,547 and $11,477, respectively, for the three months ended December 31, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Three Months Ended December 31, 2020		Three Months Ended December 31, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	923		1,902
Zillow Offers revenue	$301,703,000	$326,872	$603,228,000	$317,155
Operating costs:
Home acquisition costs (1)	259,285,000	280,915	544,291,000	286,168
Renovation costs (1)	9,298,000	10,074	28,264,000	14,860
Holding costs (1)(2)	1,636,000	1,772	7,424,000	3,903
Selling costs	11,335,000	12,281	26,125,000	13,736
Total operating costs	281,554,000	305,042	606,104,000	318,667
Interest expense (1)(2)	2,422,000	2,624	9,310,000	4,895
Return on homes sold after interest expense	$17,727,000	$19,206	$(12,186,000)	$(6,407)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $1.4 million and $0.6 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2020 and $4.4 million and $5.1 million, respectively, of costs incurred in prior periods associated with homes sold in the fourth quarter of 2019.

The calculation of Average Return on Homes Sold After Interest Expense includes only those expenses directly attributed to the homes sold during the period. To arrive at return on homes sold after interest expense, the Company deducts from Zillow Offers gross profit (1) holding costs incurred in the presented period and prior periods for homes sold during the presented period that are included in sales and marketing expense, (2) selling costs incurred in the presented period for homes sold during the presented period that are included in sales and marketing expense and (3) interest expense incurred in the presented period and prior periods for homes sold during the presented period. The Company adds to Zillow Offers gross profit (1) inventory valuation adjustments recorded during the presented period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, and indirect expenses included in cost of revenue and (2) share-based compensation expense and depreciation and amortization expense included in cost of revenue. The following table presents the calculation of Zillow Offers average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Zillow Offers gross profit for the periods presented (unaudited):

	Three Months Ended December 31,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$301,703,000	$603,228,000
Zillow Offers cost of revenue	274,431,000	581,398,000
Zillow Offers gross profit	$27,272,000	$21,830,000
Homes sold	923	1,902
Average Zillow Offers gross profit per home	$29,547	$11,477
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$27,272,000	$21,830,000
Holding costs included in sales and marketing (1)	(986,000)	(7,424,000)
Selling costs included in sales and marketing (2)	(11,335,000)	(26,125,000)
Interest expense (3)	(2,422,000)	(9,310,000)
Direct and indirect expenses included in cost of revenue (4)	4,773,000	8,339,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	425,000	504,000
Return on homes sold after interest expense	$17,727,000	$(12,186,000)
Homes sold	923	1,902
Average return on homes sold after interest expense	$19,206	$(6,407)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $2.4 million and $8.3 million of holding costs included in sales and marketing expense for the three months ended December 31, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.

On a GAAP basis, Homes segment average gross profit per home was $18,403 and $11,571, respectively, for the years ended December 31, 2020 and 2019.

The following table presents the total return on homes sold after interest expense and the Average Return on Homes Sold After Interest Expense for the periods presented (unaudited):

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Total	Average Per Home	Total	Average Per Home
Homes sold	5,337		4,313
Zillow Offers revenue	$1,710,535,000	$320,505	$1,365,250,000	$316,543
Operating costs:
Home acquisition costs (1)	1,527,733,000	286,253	1,233,799,000	286,065
Renovation costs (1)	76,691,000	14,370	57,878,000	13,419
Holding costs (1)(2)	19,977,000	3,743	15,865,000	3,678
Selling costs	71,344,000	13,368	59,178,000	13,722
Total operating costs	1,695,745,000	317,734	1,366,720,000	316,884
Interest expense (1)(2)	22,130,000	4,146	20,205,000	4,685
Return on homes sold after interest expense	$(7,340,000)	$(1,375)	$(21,675,000)	$(5,026)
(1) Amount excludes expenses incurred during the period that are not related to homes sold during the period.
(2) Holding costs and interest expense include $7.6 million and $8.6 million, respectively, of costs incurred in prior periods associated with homes sold in the year ended December 31, 2020 and $0.9 million and $1.0 million, respectively, of costs incurred in prior periods associated with homes sold in the year ended December 31, 2019.

The following table presents the calculation of Homes segment average gross profit per home and Average Return on Homes Sold After Interest Expense and a reconciliation of return on homes sold after interest expense to Homes segment gross profit for the periods presented (unaudited):

	Year Ended December 31,
Calculation of Average Gross Profit per Home	2020	2019
Zillow Offers revenue	$1,710,535,000	$1,365,250,000
Zillow Offers cost of revenue	1,612,317,000	1,315,345,000
Zillow Offers gross profit	$98,218,000	$49,905,000
Homes sold	5,337	4,313
Average Zillow Offers gross profit per home	$18,403	$11,571
Reconciliation of Non-GAAP Measure to Nearest GAAP Measure
Zillow Offers gross profit	$98,218,000	$49,905,000
Holding costs included in sales and marketing (1)	(18,994,000)	(15,865,000)
Selling costs included in sales and marketing (2)	(71,344,000)	(59,178,000)
Interest expense (3)	(22,130,000)	(20,205,000)
Direct and indirect expenses included in cost of revenue (4)	5,279,000	22,513,000
Share-based compensation expense and depreciation and amortization expense included in cost of revenue	1,631,000	1,155,000
Return on homes sold after interest expense	$(7,340,000)	$(21,675,000)
Homes sold	5,337	4,313
Average return on homes sold after interest expense	$(1,375)	$(5,026)
(1) Amount represents holding costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period and prior periods. These costs primarily include homeowners association dues, property taxes, insurance, utilities, and cleaning and maintenance costs incurred during the time a home is held for sale after the renovation period is complete. On a GAAP basis, the Company incurred a total of $11.3 million and $22.6 million of holding costs included in sales and marketing expense for the years ended December 31, 2020 and 2019, respectively.
(2) Amount represents selling costs incurred related to homes sold in the presented period that were not eligible for inventory capitalization and were therefore expensed as period costs in the presented period. These costs primarily include agent commissions paid upon the sale of a home.
(3) Amount represents interest expense incurred related to homes sold in the presented period that was not eligible for inventory capitalization and was therefore expensed as a period cost in the presented period and prior periods.
(4) Amount includes inventory valuation adjustments recorded during the period associated with homes that remain in inventory at period end, net of inventory valuation adjustments recorded in prior periods related to homes sold in the presented period, holding costs incurred in the renovation period that are eligible for inventory capitalization and are expensed in the period presented when the associated home is sold, as well as corporate costs allocated to Zillow Offers such as headcount expenses and hosting-related costs related to the operation of our website.